CMFG LIFE INSURANCE COMPANY
                          CMFG VARIABLE ANNUITY ACCOUNT

                       SUPPLEMENT DATED APRIL 30, 2012 TO

                           MEMBERS(R) VARIABLE ANNUITY
                         MEMBERS(R) VARIABLE ANNUITY II
                         MEMBERS(R) VARIABLE ANNUITY III

                 PROSPECTUSES DATED MAY 1, 2011, AS SUPPLEMENTED

                       MEMBERS(R) CHOICE VARIABLE ANNUITY

                  PROSPECTUS DATED MAY 1, 2010, AS SUPPLEMENTED

This supplement updates the prospectuses for the variable annuity contracts listed above, and contains information that you should read and maintain for future reference.

On November 9, 2011, CMFG Life Insurance Company ("CMFG Life"), (f/k/a CUNA Mutual Insurance Society), filed an application for an order of the Securities and Exchange Commission approving the substitution of shares of the Ultra Series High Income Fund, a series of the Ultra Series Fund, for shares of the Franklin High Income Securities Fund, a series of the Franklin Templeton Variable Insurance Products Trust (the "substitution"). If approved, CMFG Life expected that the substitution would have occurred on or about May 1, 2012. However, CMFG Life withdrew its application for the substitution, and the substitution is not proceeding at this time. Owners with Contract Value allocated to the Subaccount investing in the Franklin High Income Securities Fund do not have to take any action at this time.

If you have any questions, please call us at 1-800-798-5500 or write us at 2000 Heritage Way, Waverly, Iowa 50677.

10002846-0412